Exhibit 10.4

CONFORMED COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is dated as of June 16, 2004 (the “Effective Date”) among Equitable Resources, Inc., a Delaware corporation, as borrower (the “Borrower”), the Required Lenders (as defined in the Credit Agreement referenced below), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) and letter of credit issuer (in such capacity, the “L/C Issuer”).

INTRODUCTION

A.                                   The Borrower, the Administrative Agent, and the lenders party thereto (collectively, the “Lenders”) are parties to the Credit Agreement dated as of October 30, 2003 (as the same may be renewed, extended, amended or restated from time to time, the “Credit Agreement”).

B.                                     The Borrower has requested that the Lenders agree to amend the Credit Agreement as herein provided, and the Required Lenders have agreed to such amendment, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

Section 1.                                            Definitions.  Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

Section 2.                                            Amendment.  Section 7.01 of the Credit Agreement is hereby amended by adding the following new clause (l) and renumbering the existing clause (l) as clause (m):

(l)                                     Liens on shares of Westport Resources Corporation (and any successor thereof) common stock to secure obligations under or in connection with any swap, option, collar, forward or other hedging transactions, including any Swap Contract, with respect to such shares or with any other transactions entered into for the purpose of selling, assigning, otherwise disposing of, or managing risk with respect to, such shares; and

Section 3.                                            Borrower’s Representations and Warranties.  The Borrower represents and warrants to the Lenders that as of the date of execution of this Amendment and as of the Effective Date, (a) all representations and warranties in the Credit Agreement and other Loan Documents are true and correct in all material respects as though made on such date, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Section 4.                                            Effectiveness.  This Amendment shall become effective and the Credit Agreement shall be amended as provided in this Amendment as of the Effective Date, provided that the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower and the Required Lenders.

Section 5.                                            Effect on Loan Documents.

(a)                                  The Credit Agreement and this Amendment shall be construed as one and the same instrument. Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent’s or Required Lenders’ rights under the Loan Document, as amended hereby.  The Borrower agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Loan Documents, as amended hereby, which Loan Documents shall remain in full force and effect.

(b)                                 Upon the effectiveness of this Amendment, on and after the Effective Date, each reference in the Credit Agreement and the other documents delivered in connection therewith to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in any such document or in any other document delivered in connection therewith, shall mean and be a reference to such agreement, as amended hereby.

(c)                                  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 6.                                            Miscellaneous

(a)                                  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

(b)                                 This Amendment may be signed in any number of counterparts, each of which shall be an original, but all counterparts shall together constitute one and the same instrument.

(c)                                  The Borrower shall pay the expenses paid or incurred by the Administrative Agent incident to this Amendment, including the reasonable fees and expenses of Administrative Agent’s counsel in connection with the preparation and execution of this Amendment.

(d)                                 Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank

Signature Pages to Follow

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EQUITABLE RESOURCES, INC., as Borrower

By:	/s/ Philip P. Conti
	Name:	Philip P. Conti
	Title:	Vice President, Finance & Treasurer

EQUITABLE RESOURCES, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent, a Lender and L/C Issuer

By:	/s/ Ronald E. McKaig
Ronald E. McKaig
Managing Director

BANK OF AMERICA, N.A., as a Lender L/C Issuer

By:	/s/ Ronald E. McKaig
Ronald E. McKaig
Managing Director

JPMORGAN CHASE BANK

By:		/s/ Robert C. Mertensotto
	Name:	Robert C. Mertensotto
	Title:	Managing Director

BANK ONE, NA

By:	/s/ Jane Bek Keil
	Name:	Jane Bek Keil
	Title:	Director

CITIBANK, N.A.

By:	/s/ Robert J. Harrity, Jr.
	Name:	Robert J. Harrity, Jr.
	Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas A. Majeski
	Name:	Thomas A. Majeski
	Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Nicholas A. Bell
	Name:	Nicholas A. Bell
	Title:	Director
Loan Transaction Management

HARRIS NESBITT FINANCING, INC.

By:	/s/ Cahal B. Carmody
	Name:	Cahal B. Carmody
	Title:	Vice President

MELLON BANK, N.A.

By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

SUNTRUST BANK

By:	/s/	Linda L. Stanley
	Name:	Linda L. Stanley
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI, LTD.

By:	/s/	Donald W. Herrick, Jr.
	Name:	Donald W. Herrick, Jr.
	Title:	Vice President

FIFTH THIRD BANK

By:	/s/	Jim Janovsky
	Name:	Jim Janovsky
	Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ Nathan S. Howard
	Name:	Nathan S. Howard
	Title:	Vice President